EXHIBIT INDEX

Exhibit 23.6

CONSENT OF BANCO UBS S.A.

We hereby consent to the use of our name and to the inclusion of our valuation report relating to the economic value of Companhia Siderúrgica de Tubarão, dated May 31, 2005, as part of Exhibits 2.1 and 2.2 to the Registration Statement on Form F-4 (the “Registration Statement”) of Companhia Siderúrgica Belgo-Mineira (the "Company") and the reference thereto under the captions “Questions & Answers about the Merger of Shares,” "Summary – Valuation Reports," "The Merger of Shares – Merger of Shares – Appraisal Rights," "The Merger of Shares – Merger of Shares – Merger of Shares Agreement" and “Valuation Reports of UBS, Deutsche Bank and Apsis,” and the summary of our valuation report under the captions "Summary – Valuation Reports" and "Valuation Reports of UBS, Deutsche Bank and Apsis" in the Prospectus of the Company that is part of the Registration Statement. In giving such consent, we do not admit that we come within the ca tegory of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder, nor do we thereby admit that we are experts with respect to any part of such Registration Statement within the meaning of the term “Experts” as used in the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder

BANCO UBS S.A.

/s/ Hans Lin
Hans Lin
Executive Director

New York, New York
September 1st, 2005

CONSENT OF BANCO UBS S.A.

We hereby consent to the use of our name and to the inclusion of our valuation report relating to the economic value of Companhia Siderúrgica Belgo-Mineira (the "Company"), dated May 31, 2005, as part of Exhibits 2.1 and 2.2 to the Registration Statement on Form F-4 (the “Registration Statement”) of the Company, and the reference thereto under the captions “Questions & Answers about the Merger of Shares,” "Summary – Valuation Reports," "The Merger of Shares – Merger of Shares – Merger of Shares Agreement," and "Valuation Reports of UBS, Deutsche Bank and Apsis," and the summary of our valuation report under the captions "Summary – Valuation Reports" and "Valuation Reports of UBS, Deutsche Bank and Apsis" in the Prospectus of the Company that is part of the Registration Statement. In giving such consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, a s amended, or the rules and regulations of the Securities and Exchange Commission thereunder, nor do we thereby admit that we are experts with respect to any part of such Registration Statement within the meaning of the term “Experts” as used in the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

BANCO UBS S.A.

/s/ Hans Lin
Hans Lin
Executive Director

New York, New York
September 1st, 2005